UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):	September 2, 2005

MERIDIAN BIOSCIENCE, INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 15, 2005, Meridian Bioscience, Inc. (the “Company”) announced that its Board of Directors had approved a 3-for-2 stock split of the Company’s outstanding shares of common stock (the “Common Stock”) effective September 2, 2005, for shareholders of record on August 29, 2005 (the “Stock Split”).

The Company is undertaking to meet the requirements of Rule 416(b) under the Securities Act of 1933, as amended, regarding its Registration Statement No. 333-109139 (the “Registration Statement”). Under Rule 416(b), if additional securities are issued as a result of a stock split prior to the completion of the distribution of the securities covered by a registration statement, then the additional securities are covered by the registration statement, provided that the registration statement is amended. As discussed, the Company has effected the Stock Split. Pursuant to Rule 416(b), by virtue of this filing, the Registration Statement is deemed to cover the additional shares of common stock that may be sold as a result of the Stock Split.

In addition, the following tables present, adjusted to reflect the stock split, the Selected Financial Data from the Company’s Annual Report on Form 10-K for the year ended September 30, 2004 and earnings per share information for the interim periods in fiscal 2005:

Selected Financial Data – Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2004
Amounts in thousands, except for per share data

Income Statement Information

	FY 2004	FY 2003	FY 2002	FY 2001	FY 2000	FY 1999
Net sales	$79,606	$65,864	$59,104	$56,527	$57,096	$53,927
Gross profit	45,675	38,288	34,598	26,706	35,446	34,369
Operating income (loss)	14,658	12,789	9,994	(12,507)	9,354	6,527
Net earnings (loss)	9,185	7,018	5,031	(10,275)	7,111	2,073
Basic earnings (loss) per share	$0.41	$0.32	$0.23	$(0.47)	$0.33	$0.10
Diluted earnings (loss) per share	$0.40	$0.31	$0.23	$(0.47)	$0.32	$0.09

Cash dividends declared per share	$0.26	$0.23	$0.18	$0.17	$0.15	$0.13

Book value per share	$1.47	$1.24	$1.11	$1.05	$1.67	$1.55

Balance Sheet Information

	30-Sep-04	30-Sep-03	30-Sep-02	30-Sep-01	30-Sep-00	30-Sep-99
Current assets	$36,111	$32,561	$30,375	$32,502	$40,798	$31,744
Current liabilities	16,650	15,330	15,249	16,368	16,619	13,602
Total assets	69,322	66,420	65,095	65,982	84,717	72,161
Long-term debt obligations	17,093	21,505	23,626	24,349	27,159	22,187
Shareholders' equity	32,932	27,484	24,381	22,944	36,611	33,591

Earnings Per Share and Cash Dividends Per Share Information – Interim Periods FY 2005

	Three Months Ended
	December 31, 2004	December 31, 2003
Basic EPS	$0.09	$0.08
Diluted EPS	$0.09	$0.08
Cash Dividends	$0.07	$0.06

	Three Months Ended		Six Months Ended
	March 31, 2005	March 31, 2004	March 31, 2005	March 31, 2004
Basic EPS	$0.14	$0.10	$0.23	$0.18
Diluted EPS	$0.13	$0.10	$0.22	$0.18
Cash Dividends	$0.08	$0.07	$0.15	$0.13

	Three Months Ended		Nine Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Basic EPS	$0.15	$0.10	$0.38	$0.28
Diluted EPS	$0.14	$0.09	$0.37	$0.27
Cash Dividends	$0.08	$0.07	$0.23	$0.19

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005	MERIDIAN BIOSCIENCE, INC. BY: /s/ Melissa Lueke —————————————— Melissa Lueke Vice President and Chief Financial Officer (Principal Accounting Officer)